Exhibit 99.2

Supplemental Information
Second Quarter 2016

NYSE: CHCT
www.chct.reit

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained within, the matters discussed in this supplemental operating and financial information package may contain forward-looking statements that involve risks and uncertainties. These risks and uncertainties are discussed from time to time in the Company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company undertakes no obligation to update forward-looking statements, whether as the result of new information, future developments, or otherwise, except as may be required by law.

Community Healthcare Trust / 2Q 2016 Supplemental Information	Page 2

 CORPORATE INFORMATION

Corporate Headquarters

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, Tennessee 37067
Phone: 615.771.3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

Board of Directors

Timothy G. Wallace	Alan Gardner	Robert Hensley	Alfred Lumsdaine	R. Lawrence Van Horn
Chairman of the Board, Chief Executive Officer and President	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	Corporate Governance Committee Chair

Management Team

Timothy G. Wallace	W. Page Barnes	Steve Harrison	Roland H. Hart	Leigh Ann Stach
Chief Executive Officer and President	Executive Vice President, Chief Financial Officer	Managing Director, Business Development	Vice President, Asset Management	Vice President, Financial Reporting and Chief Accounting Officer

	Michael Willman	William R. Davis	James W. Short
	Vice President, Real Estate	Vice President, Information Technology	Vice President, Special Projects

Covering Analysts

A. Goldfarb - Sandler O'Neil			R. Stevenson - Janney Capital Markets
S. McGrath - Evercore ISI			S. Manaker - Oppenheimer
E. Fleming - SunTrust Robinson Humphrey

Professional Services

Independent Registered Public Accounting Firm			Transfer Agent
BDO USA, LLP			American Stock Transfer & Trust Company, LLC
414 Union Street, Suite 1800			Operations Center
Nashville, Tennessee 37219			6201 15th Avenue
Brooklyn, NY 11219
1.800.937.5449

Community Healthcare Trust / 2Q 2016 Supplemental Information	Page 3

HISTORICAL FFO AND NORMALIZED FFO (1) (2)
(dollars in thousands, except per share data)

	2016		2015 (3)
	Q2	Q1	Q4	Q3	Q2
Net income (loss)	$508	$116	$121	$(67)	$(1,509)
Real estate depreciation and amortization	3,330	2,813	2,415	2,211	577
Total adjustments	3,330	2,813	2,415	2,211	577
Funds from Operations	$3,838	$2,929	$2,536	$2,144	$(932)
Transaction costs	204	288	243	(101)	1,546
Straight line rent	(138)	(95)	(69)	(50)	(14)
Deferred compensation	140	121	70	70	26
Normalized Funds From Operations	$4,044	$3,243	$2,780	$2,063	$626
Funds from Operations per Common Share-Diluted	$0.32	$0.39	$0.34	$0.29	$(0.26)
Normalized Funds From Operations Per Common Share-Diluted	$0.34	$0.43	$0.43	$0.27	$0.18
Weighted Average Common Shares Outstanding-Diluted	12,064,839	7,562,644	7,511,815	7,507,460	3,574,392
Weighted Average Common Shares Outstanding-Diluted for Normalized FFO (4)	12,064,839	7,562,644	7,511,815	7,507,460	3,563,389

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and normalized FFO to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that normalized FFO is useful because it allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO above which it has defined as FFO excluding certain expenses related to equity offerings, closing costs of properties acquired and mortgages funded, straight-line rent, deferred compensation and other non-cash items. Normalized FFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and normalized FFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and normalized FFO should be examined in conjunction with net income as presented elsewhere herein.

(2)	There were no revenue-generating operations prior to the Company's initial public offering in May 2015, therefore, there were no funds from operations prior to the second quarter of 2015.
(3)	Normalized FFO has been restated to to exclude the impact of straight line rent and deferred compensation to conform to the current year presentation.
(4)
Weighted average common shares outstanding used in calculating Normalized FFO for the three months ended June 30, 2015 includes the dilutive effect of 11,003 shares of restricted common stock that were excluded in calculating the weighted average common shares outstanding for FFO because the effect was anti-dilutive due to the net loss incurred in the period.

Community Healthcare Trust / 2Q 2016 Supplemental Information	Page 4

BALANCE SHEET INFORMATION
(dollars in thousands, except per share data)

	2016		2015				2014
	Q2	Q1	Q4	Q3	Q2	Q1	Q4
ASSETS
Real estate properties
Land and land improvements	$22,601	$19,317	$13,216	$10,407	$9,357	$—	$—
Buildings, improvements, and lease intangibles	171,407	140,322	119,716	90,721	78,349	—	—
Personal property	81	69	35	—	—	—	—
Total real estate properties	194,089	159,708	132,967	101,128	87,706	—	—
Less accumulated depreciation	(11,350)	(8,018)	(5,203)	(2,788)	(577)	—	—
Total real estate properties, net	182,739	151,690	127,764	98,340	87,129	—	—
Cash and cash equivalents	10,920	1,571	2,018	16,053	39,552	2	2
Mortgage note receivable, net	10,872	23,277	10,897	10,862
Other assets, net	3,082	2,704	2,124	1,795	1,139	—	—
Total assets	$207,613	$179,242	$142,803	$127,050	$127,820	$2	$2

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Revolving credit facility	$—	$55,000	$17,000	$—	$—	$—	$—
Accounts payable and accrued liabilities	2,521	1,299	812	1,031	1,098	—	—
Other liabilities	3,625	3,349	2,721	1,060	687	—	—
Total liabilities	6,146	59,648	20,533	2,091	1,785	—	—

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	129	77	76	76	76	2	2
Additional paid-in capital	213,912	127,697	127,578	127,538	127,468	—	—
Cumulative net loss	(832)	(1,340)	(1,456)	(1,576)	(1,509)	—	—
Cumulative dividends	(11,742)	(6,840)	(3,928)	(1,079)	—	—	—
Total stockholders’ equity	201,467	119,594	122,270	124,959	126,035	2	2
Total liabilities and stockholders' equity	$207,613	$179,242	$142,803	$127,050	$127,820	$2	$2

Community Healthcare Trust / 2Q 2016 Supplemental Information	Page 5

STATEMENTS OF OPERATIONS INFORMATION
(dollars in thousands, except per share data)

	2016		2015				2014
	Q2	Q1	Q4	Q3	Q2	Q1	Q4

REVENUES
Rental income	$4,530	$3,673	$3,050	$2,585	$729	$—	$—
Tenant reimbursements	1,105	957	1,202	655	107	—	—
Mortgage interest	561	536	304	—	—	—	—
	6,196	5,166	4,556	3,240	836	—	—

EXPENSES
Property operating	1,228	1,049	1,123	751	138	—	—
General and administrative	895	806	646	223	1,603	—	—
Depreciation and amortization	3,332	2,815	2,416	2,211	577	—	—
Bad debts	30	—	71	—	—	—	—
	5,485	4,670	4,256	3,185	2,318	—	—
OTHER INCOME (EXPENSE)
Interest expense	(222)	(380)	(183)	(140)	(41)	—	—
Interest and other income, net	19	—	4	18	14	—	—
	(203)	(380)	(179)	(122)	(27)	—	—
NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)	$508	$116	$121	$(67)	$(1,509)	$—	$—

INCOME (LOSS) PER COMMON SHARE
Net income (loss) per common share – Basic	$0.04	$0.02	$0.02	$(0.01)	$(0.42)	$—	$—
Net income (loss) per common share – Diluted	$0.04	$0.02	$0.02	$(0.01)	$(0.42)	$—	$—
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	12,038,381	7,511,183	7,511,183	7,511,183	3,574,392	200,000	200,000
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	12,064,839	7,562,644	7,511,815	7,511,183	3,574,392	200,000	200,000
DIVIDENDS DECLARED, PER COMMON SHARE, DURING THE PERIOD	$0.3800	$0.3775	$0.3750	$0.1420	$—	$—	$—

Community Healthcare Trust / 2Q 2016 Supplemental Information	Page 6

PROPERTIES

Property Name	Property Type	Address	City	State	Area
Haleyville Physicians Professional Building	MOB	42030 Hwy 195 East	Haleyville	AL	29,515
Russellville Medical Plaza	MOB	15155 Hwy 43 NE	Russellville	AL	29,129
Gulf Coast Cancer Centers-Brewton	OC	1207 Azalea Place	Brewton	AL	3,971
Gulf Coast Cancer Centers-Foley	OC	1703 North Bunner Street	Foley	AL	6,146
Gulf Coast Cancer Centers- Gulf Shores	OC	253 Professional Lane	Gulf Shores	AL	6,398
Winfield Medical Office Buildings	PC	191 Carraway Dr	Winfield	AL	60,592
Desert Endoscopy Center	ASC	610 E. Baseline Road	Tempe	AZ	13,000
Mountain View Surgery Center	ASC	3131 West Peoria Avenue	Phoenix	AZ	13,835
Continuum Wellness Center	PC	3941 E. Baseline Road	Gilbert	AZ	8,200
Arkansas Valley Surgery Center	ASC	933 Sell Avenue	Canon City	CO	10,165
Liberty Dialysis	DC	4352 Trail Boss Drive	Castle Rock	CO	8,450
Medical Village at Debary	MOB	110 Pond Court	Debary	FL	24,000
Parkway Professional Plaza	MOB	4725 US Hwy 98 S	Lakeland	FL	40,000
Treasure Coast Medical Pavilion	MOB	3498 NW Federal Hwy #C	Jensen Beach	FL	56,457
Medical Village at Wintergarden	MOB	1210 E. Plant Street	Winter Garden	FL	21,648
Bassin Center For Plastic-Surgery-Villages	PC	8575 NE 138th Lane Suites 103-104	Lady Lake	FL	2,894
Bassin Center For Plastic Surgery-Melbourne	PC	1705 Berglund Lane	Viera	FL	5,228
Bassin Center For Plastic Surgery-Orlando	PC	422 Alafaya Trail #32	Orlando	FL	2,420
Fresenius Ft. Valley	DC	135 Avera Drive	Fort Valley	GA	4,920
Dahlonega Medical Mall	MOB	134 Ansley Drive	Dahlonega	GA	20,621
Novamed Surgery Center	ASC	6309 West 95th Street	Oak Lawn	IL	30,455
Chicago Behavioral Hospital	BF	1771 Rand Road	Des Plaines	IL	85,000
Provena Medical Center	MOB	600-680 N. Convent Street	Bourbonnais	IL	54,000
Assurance Health, LLC	BF	2725 Enterprise Drive	Anderson	IN	10,200
Cypress Medical Center	MOB	9300 E. 29th Street North	Wichita	KS	43,945
Prarie Star Medical Facility II	MOB	6850 Hilltop Road	Shawnee	KS	24,840
Family Medicine East	PC	1709 S. Rock Road	Wichita	KS	16,581
Grene Vision Center	PC	655 N. Woodlawn Blvd	Wichita	KS	11,891
Prairie Star Medical Facility I	PC	6815 Hilltop Road	Shawnee	KS	24,557
Fresenius Florence Dialysis Center	DC	7205 Dixie Hwy	Florence	KY	18,283
Cavalier Medical & Dialysis Center	MOB	47 & 51 Cavalier Blvd	Florence	KY	36,362
AMG Specialty Hospital - Lafayette	LTAC	310 Youngsville Highway	Lafayette	LA	29,890
Berry Surgical Center	ASC	28500 Orchard Lake Road	Farmington Hills	MI	27,217
Court Street Surgery Center	ASC	125 South Court Street	Circleville	OH	7,787
Fresenius Gallipolis Dialysis Center	DC	137 Pine Street	Gallipolis	OH	15,110
Brook Park Medical Building	MOB	15900 Snow Road	Brook Park	OH	18,444
Rockside Medical Center	MOB	6701 Rockside Road	Independence	OH	54,611
Eynon Surgery Center	ASC	681 Scranton Carbondale Hwy	Eynon	PA	6,500
Grandview Plaza	PC	802 New Holland Avenue	Lancaster	PA	20,000
Columbia Gastroenterology Surgery Center	ASC	2739 Laurel Street	Columbia	SC	16,969
Davita Etowah Dialysis Center	DC	109 Grady Road	Etowah	TN	4,720
Northwest Surgery Center	ASC	5215 Hollister Street	Houston	TX	11,200
Fresenius Dialysis Center	DC	1321 W. 2nd Avenue	Corsicana	TX	17,699
Bayside Medical Center	MOB	4001 Preston Avenue	Pasadena	TX	51,316
Los Alamos Professional Plaza	MOB	427 E. Duranta Avenue	Alamo	TX	41,797
Londonderry Centre	MOB	7030 New Sanger Avenue	Waco	TX	19,495
Virgina Orthopaedic & Spine Specialists	PC	3300 High Street	Portsmouth	VA	8,445
UW Health Clinic- Portage	PC	2977 County Highway CX	Portage	WI	14,000

Community Healthcare Trust / 2Q 2016 Supplemental Information	Page 7

INVESTMENT ACTIVITY
(dollars in thousands)

2016 INVESTMENT ACTIVITY

Location	Property Type	Acquisition/ Closing Date	Purchase Price/ Mortgage Funding	Square Feet	Aggregate Leased % at Acquisition

Property Acquisitions:
Waco, TX	MOB	1/15/2016	$2,700	19,495	100.0%
Lakeland, FL	MOB	1/21/2016	6,750	40,036	84.1%
Oak Lawn, IL	ASC	3/30/2016	6,578	30,455	100.0%
Jensen Beach, FL	MOB	3/30/2016	9,400	56,457	100.0%
Independence, OH	MOB	4/19/2016	10,350	54,611	82.3%
Des Plaines, IL	BF	5/23/2016	20,000	85,000	100.0%
Phoenix, AZ	ASC	6/21/2016	3,154	13,835	100.0%
Total / Weighted Average			$58,932	299,889	94.6%

Mortgage Note Fundings:
Des Plaines, IL (1)	BF	1/14/2016	$12,500	85,000	100.0%
Total / Weighted Average			$12,500	85,000	100.0%

(1) Mortgage note was repaid upon the acquisition of the property that secured the note on 5/23/16.

Community Healthcare Trust / 2Q 2016 Supplemental Information	Page 8

LEASING INFORMATION

LEASE EXPIRATION SCHEDULE (1)

		Total Leased Square Footage		Annualized Lease Revenue
Year	Number of Leases Expiring	Amount	Percent (%)	Amount (in thousands)	Percent (%)
Q3 2016	4	33,072	3.4%	786	4.1%
Q4 2016	5	23,979	2.5%	600	3.1%
2017	15	93,228	9.6%	2,334	12.2%
2018	30	161,884	16.6%	3,239	17.0%
2019	27	121,942	12.5%	2,795	14.6%
2020	17	108,711	11.1%	1,847	9.7%
2021	7	58,054	6.0%	1,239	6.5%
2022	10	60,526	6.2%	1,075	5.6%
2023	5	31,591	3.2%	573	3.0%
2024	1	5,390	0.6%	182	1.0%
2025	6	29,234	3.0%	677	3.5%
Thereafter	14	246,944	25.2%	3,726	19.6%
Month-to-Month	2	955	0.1%	15	0.1%
Totals	143	975,510	100.0%	$19,088	100.0%

(1) Total portfolio was approximately 93.0% leased in the aggregate at June 30, 2016 with lease expirations ranging from 2016 through 2031.

Community Healthcare Trust / 2Q 2016 Supplemental Information	Page 9

PROPERTY DIVERSIFICATION
(As of June 30, 2016)

Property Type	Number of Properties	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Medical Office Building (MOB)	16	$8,943	44.2%
Ambulatory Surgery Center (ASC)	9	3,224	15.9%
Physicians Clinic (PC)	11	3,133	15.5%
Behavioral Facility (BF)	2	2,215	11.0%
Dialysis Clinic (DC)	6	1,152	5.7%
Long-term Acute Care Center (LTAC) (2)	1	1,060	5.2%
Oncology Center (OC)	3	508	2.5%
Total	48	$20,235	100.0%
______________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of June 2016 by 12 and for the mortgage was calculated based on the principal outstanding at June 30, 2016 in accordance with the mortgage note.

(2) Includes a mortgage investment.

Community Healthcare Trust / 2Q 2016 Supplemental Information	Page 10

PROPERTY DIVERSIFICATION
(continued)
(As of June 30, 2016)

State	Number of Properties	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
IL	3	$3,373	16.7%
FL	7	3,125	15.4%
KS	5	2,436	12.0%
TX	5	2,324	11.5%
OH	4	1,986	9.8%
AL	6	1,072	5.3%
LA (2)	1	1,060	5.2%
AZ	3	837	4.1%
KY	2	735	3.6%
PA	2	617	3.1%
MI	1	613	3.0%
Other (Less than 3%)	9	2,057	10.3%
Total	48	$20,235	100.0%
_________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of June 2016 by 12 and for the mortgage was calculated based on the principal outstanding at June 30, 2016 in accordance with the mortgage note.

(2) Includes a mortgage investment.

Community Healthcare Trust / 2Q 2016 Supplemental Information	Page 11

PROPERTY DIVERSIFICATION
(continued)
(As of June 30, 2016)

Tenant	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Chicago Behavioral Hospital	$1,900	9.4%
AMG Specialty Hospital (2)	1,060	5.2%
Fresenius	923	4.6%
HCA Physician Services Group	892	4.4%
Adventist Health System Sunbelt Healthcare Corporation	655	3.2%
Tenet Healthcare Corporation	613	3.0%
Surgery Partners	605	3.0%
Others (Less than 3%)	13,587	67.2%
Total	$20,235	100.0%

(1) Annualized revenue for leases was calculated by multiplying base rent for the month of June 2016 by 12 and for the mortgage was calculated based on the principal outstanding at June 30, 2016 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 2Q 2016 Supplemental Information	Page 12